UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – May 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2014

Vanguard Massachusetts Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangement.	33
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2014
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	2.40%	4.47%	1.76%	4.77%	6.53%
Barclays MA Municipal Bond Index					5.27
Massachusetts Municipal Debt Funds Average					6.37
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2013, Through May 31, 2014

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.27	$10.76	$0.175	$0.000

Chairman’s Letter

Dear Shareholder,

Putting recent challenges behind them, municipal bonds rebounded over the six months ended May 31, 2014.

The bond market as a whole came under pressure in 2013 as interest rates headed higher on the prospect of reduced support from the Federal Reserve. Headlines about the fiscal challenges facing Detroit and Puerto Rico further concerned muni investors. But the tide turned at the beginning of this year when interest rates unexpectedly reversed course. This rekindled investor demand for bonds in general, especially those offering higher yields.

That focus on yield helped lower-rated and longer-dated muni bonds—those segments of the muni market hardest hit by last year’s rise in rates—produce the biggest gains for the period. Vanguard Massachusetts Tax-Exempt Fund returned 6.53%, surpassing the 5.27% return of its benchmark, the Barclays Massachusetts Municipal Bond Index, as well as the 6.37% average return of its peers.

As municipal bond prices rose, yields fell. (Bond yields and prices move in opposite directions.) The fund’s 30-day SEC yield declined from 2.94% on November 30, 2013, to 2.40% on May 31.

The fund’s return was both its best fiscal-first-half return since 2009 and one of its highest half-year returns to date. Robust demand and limited supply played a role: The fund’s capital return (from price appreciation) was more than double its income return. Given the current low level of bond yields, however, we shouldn’t expect such exceptionally strong returns from municipal bonds to continue.

Please note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of May 31, the fund owned no securities that would generate income distributions subject to the AMT.

Taxable bond yields retreated and stocks continued to rise

Over the six months, the broad U.S. taxable bond market returned 3.28%. The yield of the benchmark 10-year Treasury note ended the six months at 2.47%, down from 2.74% on November 30 and almost 3% on December 31.

It’s worth remembering that these low yields imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes. This, of course, is true of both taxable and tax-exempt bonds.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.69%.

Market Barometer
	Total Returns
	Periods Ended May 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.28%	2.71%	4.96%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.63	3.05	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	7.71%	20.90%	18.77%
Russell 2000 Index (Small-caps)	-0.10	16.79	19.32
Russell 3000 Index (Broad U.S. market)	7.08	20.57	18.82
FTSE All-World ex US Index (International)	4.79	14.65	10.79

CPI
Consumer Price Index	2.07%	2.13%	2.15%

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

U.S. stocks, meanwhile, returned about 7% for the half year ended May 31. Results were positive in five of the six months, declining in January as investors focused on China’s slow growth but then resuming their spirited advance. The Standard & Poor’s 500 Index closed the period at an all-time high.

International stocks, in aggregate, advanced about 5%. Emerging markets and the developed markets of the Pacific region showed some improvement after declines related to the slowdown in China. But they still lagged the robust performance of European stocks.

Appetite for yield, limited supply buoyed Massachusetts munis

The past half year serves as an example of how holding steady with your investments can work out better than trying to time the markets. Last spring, the Fed began bracing investors for a scaling back of its massive bond-buying program, which had been designed to speed the economy’s recovery. Many investors reasonably assumed that reduced demand from the Fed for bonds could hurt prices. And bond prices did decline through the end of 2013.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.16%	1.10%
The fund expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2014, the fund’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Massachusetts Municipal Debt Funds.

The markets rarely evolve precisely as expected, however, and investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities in anticipation of the Fed’s tapering missed out on the recovery that began early this year, particularly among longer-dated and lower-rated bonds.

Despite the headlines, muni credit quality remains strong

News reports tracking Detroit’s bankruptcy proceedings and Puerto Rico’s continuing fiscal struggles have added to investors’ concerns about the financial strength of state and local governments across the country. But it would be a mistake to paint the more than 55,000 issuers in the $3.7 trillion municipal bond market with the same brush.[1]

To be sure, some muni issuers face challenges because of unfunded pensions and health care costs. That’s why we believe that in-depth credit research and monitoring are particularly important when investing in this segment of the bond market. That said, U.S. investment-grade muni bonds have a high credit-quality profile overall, especially compared with corporate bonds. As the chart below illustrates, more than 60% of bonds in the Barclays Municipal Bond
Index fall into the two highest credit-rating categories (Aaa and Aa) as measured by Moody’s
Investors Service. The comparable figure for bonds in the Barclays U.S. Corporate Investment
Grade Bond Index is about 11%.

Municipal and corporate investment-grade bonds compared by credit rating

Note: Data as of May 30, 2014.
Sources: Moody’s Investors Service, Barclays, and Vanguard.

1 Number of issuers is from the Municipal Securities Rulemaking Board; size of the municipal bond market is from the Securities Industry and Financial Markets Association.

Several developments were behind the increased demand for bonds, including winter-related weakness in the U.S. economy, slowing growth in China, and political and economic turmoil in some emerging markets.

The muni market saw an even sharper rebound. Muni yields reached levels in the new year that were attractive both on an absolute basis and relative to Treasuries and corporate bonds, and this enticed banks, insurance companies, and hedge funds to buy. Individuals in high income-tax brackets—munis’ traditional buyer base—stepped back in as well, partly attracted by the added allure of tax-exempt securities.

Even as demand for munis grew over the six months, their supply shrank. With municipal issuers still shying away from initiating capital projects and with refinancing to cut borrowing costs having largely run its course, issuance was down by about 25% from the year-earlier period.

As investors continued to search for yield, both the interest rate risk and the credit risk taken by the fund’s advisor, Vanguard Fixed Income Group, were, in general, well-rewarded. The advisor’s outsized allocations to securities with longer maturities contributed the most to the fund’s outperformance of its benchmark and peers.

Credit analysis, an increasingly important tool for navigating the muni market, helped boost the fund’s results. Our in-house analysts’ original, in-depth research helped the advisor identify issues that offered relative value. The advisor was able to largely avoid bonds for which investors were unlikely to be adequately compensated for the risk they would assume.

For better results later, pull the savings lever now

Given the nature of my job, I’m often asked for investment advice—whether I’m at an industry conference or a family gathering. The best guidance I can give? Develop good savings habits. Being a dedicated saver is the first and most important step to becoming a successful investor.

Jack Brennan, my friend and predecessor as Vanguard CEO, devoted an entire chapter to the topic of savings in his 2002 book, Straight Talk on Investing. I think it’s the most valuable chapter in a very valuable book.

As Jack noted, saving is integral to investing. Vanguard’s deeply held investment principles––goals, balance, cost, and discipline––mean nothing if you have no savings to invest in the first place.

We can’t control how the financial markets perform, but we can control how much we save. And it’s those savings that can most affect how much wealth we build. A Vanguard research paper found that “increasing the savings rate can have substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

Small shifts from spending to savings can make a meaningful difference. Here’s an example, similar to one Jack cites in his book: A $3 latte each business day adds up to about $750 per year. If instead of buying lattes, you invested that $750 annually and earned a 3% return after reinvesting dividends, you’d end up with about $20,100 after 20 years.

There are a variety of ways to save effectively. First and foremost, if at all possible, contribute to a 401(k), an IRA, or a similar plan to maximize any tax-advantaged opportunities. Whatever you do, pay yourself first. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 12, 2014

Advisor’s Report

For the six months ended May 31, 2014, Vanguard Massachusetts Tax-Exempt Fund returned 6.53%. The fund surpassed its benchmark, the Barclays Massachusetts Municipal Bond Index, which returned 5.27%, and its peer group, which had an average return of 6.37%.

The investment environment

Despite challenges, the municipal market performed strongly over the half year. Cheap valuations, reduced supply, and increasingly attractive tax advantages for those in the highest income brackets pulled investors back into the market. In contrast to most of the nation, however, supply actually increased in Massachusetts, a difference we’ll address in more detail later in this letter.

As the period began, valuations of municipal bonds were low because of the sharp slump last spring and summer, precipitated by expectations that the Federal Reserve would begin tapering its bond-buying program. The Fed eventually succeeded in persuading the markets that dialing back its purchases of about $85 billion per month of U.S. Treasuries and mortgage-backed securities did not mean it would soon raise interest rates. Starting in January, it gradually reduced its purchases to about $45 billion per month as bond yields moved lower.

At times, media attention surrounding the fiscal woes of Puerto Rico and Detroit also weighed on investor sentiment. Puerto Rico, the third-largest bond issuer after California and New York, saw its bonds

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2013	2014
2 years	0.33%	0.15%
5 years	1.16	0.86
10 years	2.65	2.05
30 years	4.10	3.26
Source: Vanguard.

downgraded to junk status as it struggled with a weak economy, a budget deficit, and a large debt load. And Detroit’s bankruptcy proceedings took some sharp turns amid wrangling over how much pension funds and bondholders would receive in a final settlement.

Muni investors, however, began to look past such outliers to see that many issuers have made progress in putting their fiscal houses in order since the Great Recession. For states as a whole, tax revenues have been rising for four years. Local governments are also in better shape now that property taxes, which make up a good part of their total revenues, have started to pick up along with the housing market.

Over the past five years, Massachusetts’ labor markets grew more than the nation’s as a whole, according to a gauge of current economic conditions for each state that is published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Massachusetts climbed 18% from its low point in 2009 through April 2014, compared with a 12% increase for the U.S. index. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

Through April 2014, Massachusetts’ revenues for its fiscal year (which ends June 30) were trending about 6% higher than for the same period last year, in line with January’s revised forecast. The state’s labor market is also improving: Unemployment declined to 6.0% in April from 7.2% in October. National unemployment fell to 6.3% from 7.2% over the same period.

Management of the fund

During the six months, we focused on opportunities where we believed that holding more risk than the benchmark would be rewarded. That proved to be the case with our overweighting of longer-maturity bonds. These securities, which had fallen out of favor in 2013 as investors expected interest rates to keep rising, contributed significantly to the fund’s performance in the first four months of 2014 as rates actually moved lower.

The fund also earned incrementally more income from some larger allocations to securities considered more risky. With the economy improving and investors reaching for yield, the fund’s lower-rated bonds performed well.

However, unlike many states, Massa-chusetts saw an uptick in its bond issuance—for the first five months of calendar year 2014, its issuance was almost 11% higher than in the same period a year ago. While this increased supply slightly detracted from overall performance of bonds in the state, it did provide opportunities for the fund.

Although the fund turned in a strong performance, there were weak spots along the way. Callable bonds, particularly those issued more than three years ago, did particularly well on a risk-adjusted basis, and the Massachusetts Tax-Exempt Fund’s modest underweighting of these bonds restrained returns a bit.

A look ahead

The strong performance of municipal bonds over the six months has resulted in much fuller valuations, and returns may be more modest for the rest of 2014. Income—rather than price appreciation—is likely to be the main driver of performance.

We expect economic growth to accelerate, allowing the Fed to wrap up its bond purchases by year-end and to begin slowly tightening its monetary policy by raising the federal funds target rate in the second half of 2015. The tightening is likely to end, however, with the rate at a level below the historical average.

After the strong rally that left yields at relatively low levels, we are entering the second half of the fund’s fiscal year in a more defensive stance, with an average duration that is shorter than the benchmark’s. And because investors are likely to keep reaching for yield, the fund remains overweighted in bonds with longer maturities and lower credit-quality ratings as well as to sectors offering an attractive reward for the level of risk taken.

As an eventual tightening of monetary policy is likely to mean more market volatility, we will maintain above-average levels of liquidity to take advantage of any pricing dislocations that may occur.

With regard to Puerto Rico, we are likely to remain largely on the sidelines until we see sustained growth and budget discipline.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the fund’s performance through security selection.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Group

Marlin G. Brown, Portfolio Manager

Vanguard Fixed Income Group

June 17, 2014

Massachusetts Tax-Exempt Fund

Fund Profile
As of May 31, 2014

Financial Attributes

		Barclays
		MA Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	269	1,607	46,274
Yield to Maturity
(before expenses)	2.4%	2.1%	2.3%
Average Coupon	4.6%	4.9%	4.8%
Average Duration	6.5 years	7.1 years	7.2 years
Average Stated
Maturity	16.2 years	12.8 years	13.4 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.40%	—	—
Short-Term
Reserves	5.6%	—	—

Volatility Measures
	Barclays MA	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.99
Beta	1.14	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	5.3%
1 - 3 Years	6.3
3 - 5 Years	3.0
5 - 10 Years	12.2
10 - 20 Years	32.0
20 - 30 Years	38.1
Over 30 Years	3.1

Distribution by Credit Quality (% of portfolio)
AAA	16.7%
AA	61.2
A	14.5
BBB	7.5
Not Rated	0.1
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2014, the annualized expense ratio was 0.16%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2003, Through May 31, 2014
				Barclays MA
				Municipal
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.13%	-0.88%	3.25%	3.82%
2005	4.12	-0.59	3.53	3.43
2006	4.38	2.16	6.54	6.13
2007	4.18	-2.03	2.15	3.27
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
2013	3.02	-7.73	-4.71	-3.52
2014	1.76	4.77	6.53	5.27
Note: For 2014, performance data reflect the six months ended May 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	0.41%	5.01%	3.91%	0.18%	4.09%
See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
Massachusetts (99.1%)
Boston MA GO	5.000%	2/1/24	2,345	2,821
Boston MA GO	5.000%	3/1/24	5,745	7,057
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,165
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,819
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/20	1,550	1,867
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,280
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,139
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	750	870
Braintree MA GO	5.000%	5/15/27	4,000	4,632
Cambridge MA GO	5.000%	1/1/23	850	1,023
Holyoke MA GO	5.000%	9/1/30	1,690	1,923
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/31	2,285	2,880
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	15,000	17,192
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	5,000	5,576
Massachusetts Bay Transportation Authority
General Transportation Revenue	6.200%	3/1/16	1,920	2,032
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	86
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,347
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,662
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/23	4,000	4,925
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	2,825	3,542
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/24	1,325	1,647
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	3,020	3,898
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,553
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	527

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	4,025	5,064
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.240%	6/6/14	2,891	2,890
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/26	2,875	3,362
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/28	2,000	2,306
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/29	3,300	3,779
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/32	2,500	2,819
Massachusetts College Building
Authority Revenue	0.000%	5/1/17 (10)	3,340	3,238
Massachusetts College Building
Authority Revenue	5.000%	5/1/25	1,100	1,313
Massachusetts College Building
Authority Revenue	5.000%	5/1/26	1,430	1,707
Massachusetts College Building
Authority Revenue	5.000%	5/1/27	1,200	1,421
Massachusetts College Building
Authority Revenue	5.000%	5/1/29	1,500	1,748
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,610	1,862
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,075	1,229
Massachusetts College Building
Authority Revenue	5.000%	5/1/36	4,000	4,473
Massachusetts College Building
Authority Revenue	5.000%	5/1/41	5,000	5,548
Massachusetts College Building
Authority Revenue	5.000%	5/1/43	3,285	3,626
Massachusetts College Building
Authority Revenue	4.500%	5/1/48	3,000	3,130
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	4,089
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	5,620	6,083
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/35	2,350	2,546
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	3,000	3,214
Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.040%	6/6/14	7,000	7,000
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/18	2,000	2,176
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/20	3,105	3,348
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/22	1,985	2,118
Massachusetts Development Finance Agency
Hospital Revenue (Cape Cod Healthcare
Obligated Group)	5.250%	11/15/36	5,130	5,644
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	3,300	3,604

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance
Agency Revenue (Berkshire Health System)	5.000%	10/1/22	2,000	2,264
Massachusetts Development Finance
Agency Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,359
Massachusetts Development Finance
Agency Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,623
Massachusetts Development Finance
Agency Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,540
Massachusetts Development Finance
Agency Revenue (Berkshire Health System)	5.000%	10/1/31	1,250	1,341
Massachusetts Development Finance
Agency Revenue (Boston College)	5.000%	7/1/19	500	592
Massachusetts Development Finance
Agency Revenue (Boston College)	5.000%	7/1/40	2,000	2,172
Massachusetts Development Finance
Agency Revenue (Boston Medical Center)	5.000%	7/1/29	6,000	6,368
Massachusetts Development Finance
Agency Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,737
Massachusetts Development Finance
Agency Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,091
Massachusetts Development Finance
Agency Revenue (Boston University)	5.375%	5/15/39	1,575	1,867
Massachusetts Development Finance
Agency Revenue (Boston University)	5.000%	7/1/42	10,000	10,975
Massachusetts Development Finance
Agency Revenue (Boston University)	5.000%	10/1/48	7,400	8,088
Massachusetts Development Finance
Agency Revenue (Boston University)	6.000%	5/15/59 (10)	5,575	6,822
2 Massachusetts Development Finance
Agency Revenue (Boston University) PUT	0.640%	3/30/17	5,000	5,000
Massachusetts Development Finance
Agency Revenue (Broad Institute Inc.)	5.250%	4/1/37	4,000	4,397
Massachusetts Development Finance
Agency Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	644
Massachusetts Development Finance
Agency Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	593
Massachusetts Development Finance
Agency Revenue (Children’s Hospital)	5.000%	10/1/34	2,000	2,277
Massachusetts Development Finance
Agency Revenue (Children’s Hospital)	5.000%	10/1/46	3,000	3,327
Massachusetts Development Finance
Agency Revenue (College of the
Holy Cross) VRDO	0.070%	6/2/14 LOC	3,460	3,460
Massachusetts Development Finance
Agency Revenue (Commonwealth
Contract Assistance)	5.500%	2/1/40	2,160	2,452
Massachusetts Development Finance
Agency Revenue (Deerfield Academy)	5.000%	10/1/40	2,050	2,265
Massachusetts Development Finance
Agency Revenue (Draper Laboratory)	5.750%	9/1/25	5,000	5,879
Massachusetts Development Finance
Agency Revenue (Emerson College)	5.000%	1/1/40	5,000	5,190
Massachusetts Development Finance
Agency Revenue (Harvard University)	5.000%	10/15/28	1,000	1,177

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance
Agency Revenue (Harvard University)	5.250%	2/1/34	6,000	7,003
Massachusetts Development Finance
Agency Revenue (Harvard University)	5.000%	10/15/40	7,000	8,026
Massachusetts Development Finance
Agency Revenue (Lawrence General Hospital)	5.250%	7/1/34	2,245	2,367
Massachusetts Development Finance
Agency Revenue (Loomis Obligated Group)	6.000%	1/1/33	4,000	4,346
Massachusetts Development Finance
Agency Revenue (Lowell General Hospital)	5.000%	7/1/37	2,800	2,927
Massachusetts Development Finance
Agency Revenue (Lowell General Hospital)	5.000%	7/1/44	5,000	5,188
Massachusetts Development Finance
Agency Revenue (Massachusetts College of
Pharmacy & Allied Health Sciences)	5.000%	7/1/19	175	204
Massachusetts Development Finance
Agency Revenue (Massachusetts College of
Pharmacy & Allied Health Sciences)	5.000%	7/1/21	300	353
Massachusetts Development Finance
Agency Revenue (Massachusetts College of
Pharmacy & Allied Health Sciences)	5.000%	7/1/23	250	296
Massachusetts Development Finance
Agency Revenue (Massachusetts College of
Pharmacy & Allied Health Sciences)	5.000%	7/1/26	1,380	1,603
Massachusetts Development Finance
Agency Revenue (Merrimack College)	5.000%	7/1/32	4,260	4,453
Massachusetts Development Finance
Agency Revenue (Merrimack College)	5.250%	7/1/42	1,470	1,536
Massachusetts Development Finance
Agency Revenue (Milford Regional
Medical Center)	5.750%	7/15/43	6,755	7,307
Massachusetts Development Finance
Agency Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,665
Massachusetts Development Finance
Agency Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,650
Massachusetts Development Finance
Agency Revenue (Northeastern University)	5.000%	10/1/30	1,750	1,954
Massachusetts Development Finance
Agency Revenue (Northeastern University)	5.000%	3/1/32	950	1,063
Massachusetts Development Finance
Agency Revenue (Northeastern University)	5.000%	3/1/39	3,500	3,836
Massachusetts Development Finance
Agency Revenue (Northeastern University)	5.000%	3/1/44	3,750	4,094
Massachusetts Development Finance
Agency Revenue (Olin College)	5.000%	11/1/38	6,000	6,531
Massachusetts Development Finance
Agency Revenue (Partners Healthcare)	5.000%	7/1/28	2,000	2,304
Massachusetts Development Finance
Agency Revenue (Partners Healthcare)	5.000%	7/1/30	1,500	1,718
Massachusetts Development Finance
Agency Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	6,344
Massachusetts Development Finance
Agency Revenue (Partners Healthcare)	5.000%	7/1/36	4,000	4,397
Massachusetts Development Finance
Agency Revenue (Partners Healthcare)	5.000%	7/1/41	8,000	8,726

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance
Agency Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,424
2 Massachusetts Development Finance
Agency Revenue (Partners Healthcare) PUT	0.610%	1/30/18	7,945	7,946
Massachusetts Development Finance
Agency Revenue (Phillips Academy)	5.000%	9/1/38	1,545	1,753
Massachusetts Development Finance
Agency Revenue (Phillips Academy)	5.000%	9/1/43	2,500	2,830
Massachusetts Development Finance
Agency Revenue (Simmons College)	5.500%	10/1/28	1,000	1,140
Massachusetts Development Finance
Agency Revenue (Simmons College)	5.125%	10/1/33	2,000	2,158
Massachusetts Development Finance
Agency Revenue (Simmons College)	5.250%	10/1/39	3,000	3,227
Massachusetts Development Finance
Agency Revenue (Southcoast Health
System Obligated Group)	5.000%	7/1/27	1,550	1,772
Massachusetts Development Finance
Agency Revenue (Southcoast Health
System Obligated Group)	5.000%	7/1/37	2,700	2,917
Massachusetts Development Finance
Agency Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,159
Massachusetts Development Finance
Agency Revenue (Suffolk University)	5.125%	7/1/40	3,000	3,111
Massachusetts Development Finance
Agency Revenue (Tufts Medical Center)	7.250%	1/1/32	2,500	3,039
Massachusetts Development Finance
Agency Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,357
Massachusetts Development Finance
Agency Revenue (UMass Memorial
Medical Center)	5.125%	7/1/26	2,750	2,893
Massachusetts Development Finance
Agency Revenue (UMass Memorial
Medical Center)	5.500%	7/1/31	4,750	5,029
Massachusetts Development Finance
Agency Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,225
Massachusetts Development Finance
Agency Revenue
(WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,258
Massachusetts Development Finance
Agency Revenue (Williams College)	5.000%	7/1/38	4,000	4,530
Massachusetts Development Finance
Agency Revenue (Williams College)	5.000%	7/1/43	2,000	2,252
Massachusetts Development Finance
Agency Revenue (Worcester
Polytechnic Institute)	5.000%	9/1/50	2,650	2,864
Massachusetts Development Finance
Agency Special Obligation Revenue	5.000%	5/1/39	6,470	7,188
Massachusetts Educational Financing
Authority Education Loan Revenue	5.500%	1/1/17	3,000	3,346
Massachusetts Federal Highway GAN
(Accelerated Bridge Program)	5.000%	6/15/26	3,000	3,558
2 Massachusetts GO	0.180%	2/1/16	5,000	4,990
2 Massachusetts GO	0.420%	2/1/17	10,000	10,016

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts GO	5.000%	10/1/17	4,000	4,563
Massachusetts GO	5.500%	11/1/17	3,000	3,482
2 Massachusetts GO	0.490%	1/1/18	3,000	3,013
Massachusetts GO	5.500%	8/1/19	5,000	6,045
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,424
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,212
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,732
Massachusetts GO	5.000%	8/1/20	4,185	4,861
Massachusetts GO	5.000%	8/1/21	5,000	6,068
Massachusetts GO	5.000%	8/1/22	4,500	5,207
Massachusetts GO	5.250%	8/1/22	5,000	6,201
Massachusetts GO	5.250%	8/1/23	1,000	1,254
Massachusetts GO	5.000%	6/1/24	3,490	4,148
Massachusetts GO	5.250%	8/1/24 (4)	1,500	1,698
Massachusetts GO	5.250%	9/1/24 (4)	7,800	9,844
Massachusetts GO	5.000%	8/1/26	6,500	7,685
Massachusetts GO	5.000%	8/1/28	4,535	5,174
Massachusetts GO	5.500%	8/1/30 (2)	9,000	11,717
Massachusetts GO	4.000%	8/1/32	5,000	5,180
Massachusetts GO	5.000%	8/1/33	2,000	2,269
Massachusetts GO	5.000%	8/1/36	9,000	10,091
Massachusetts GO	5.000%	8/1/37	5,000	5,593
Massachusetts GO	5.000%	8/1/40	10,000	11,131
Massachusetts GO	4.000%	6/1/42	8,000	8,085
Massachusetts GO	4.000%	6/1/43	5,000	5,059
Massachusetts GO	4.500%	8/1/43	3,705	3,864
Massachusetts GO VRDO	0.070%	6/2/14	5,500	5,500
Massachusetts GO VRDO	0.070%	6/2/14	1,030	1,030
Massachusetts GO VRDO	0.070%	6/2/14	11,160	11,160
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	1,946
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	3,000	3,126
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	2,103
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,015	3,173
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	3,500	3,654
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,567
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,261
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	3,811
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,452
3 Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	14,945	17,502
1 Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)
TOB VRDO	0.080%	6/2/14	2,575	2,575
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/27	1,650	1,881

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/28	2,080	2,355
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	6,650	7,000
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/16	4,090	4,512
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.000%	7/1/23	6,000	7,461
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/25	3,605	4,618
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	5,000	6,540
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	6.000%	7/1/36	4,500	5,368
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.050%	6/2/14	7,150	7,150
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,519
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,932
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/32	1,000	1,108
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,307
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	5,000	5,678
1 Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
TOB VRDO	0.070%	6/6/14	600	600
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.040%	6/6/14	5,000	5,000
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/15 (Prere.)	1,025	1,132
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/39	1,475	1,615
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	6,333
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	6,000	6,402
Massachusetts Health & Educational Facilities
Authority Revenue (Stonehill College) VRDO	0.070%	6/2/14 LOC	10,715	10,715
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,717
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,334
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.060%	6/2/14	400	400
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.060%	6/2/14	3,700	3,700
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	385	412
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	1,840	1,945

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Housing Finance Agency
Single Family Housing Revenue	2.650%	12/1/41	5,915	6,117
Massachusetts Housing Finance Agency
Single Family Housing Revenue	2.750%	12/1/41	1,780	1,834
Massachusetts Housing Finance Agency
Single Family Housing Revenue	4.000%	12/1/43	4,000	4,368
Massachusetts Housing Finance Agency
Single Family Housing Revenue	4.000%	12/1/44	3,500	3,822
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,406
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	9,600	10,776
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,443
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,271
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,800	2,035
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,650	5,200
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	645	682
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	10,000	10,580
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/22	5,000	6,087
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25	3,110	3,704
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26	5,000	5,912
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	11,754
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	8,478
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	10,000	11,611
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	9,232
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	2,500	2,630
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	2,400	2,740
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	10,000	11,533
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	4,735	5,192
Massachusetts Special Obligation
Dedicated Tax Revenue	5.500%	1/1/27 (14)	13,000	15,956
Massachusetts Special Obligation
Dedicated Tax Revenue	5.500%	1/1/28 (14)	3,750	4,615
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/21	5,000	6,091
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/29	2,000	2,315
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/33	2,050	2,331
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	4.000%	6/1/37	1,960	2,012
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/38	2,750	3,082
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/43	5,000	5,577

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,716
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	3,694
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	7,000	4,535
Massachusetts Water Pollution
Abatement Trust Revenue	5.250%	8/1/17	540	571
Massachusetts Water Pollution
Abatement Trust Revenue	5.000%	8/1/20	1,180	1,424
4 Massachusetts Water Pollution
Abatement Trust Revenue	5.000%	8/1/27	3,500	4,254
4 Massachusetts Water Pollution
Abatement Trust Revenue	5.000%	8/1/28	975	1,177
Massachusetts Water Pollution
Abatement Trust Revenue	5.250%	8/1/29	1,520	1,934
Massachusetts Water Pollution
Abatement Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/16 (Prere.)	2,005	2,209
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/22 (4)	1,490	1,869
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/29	2,400	2,785
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/31	2,230	2,595
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/31 (4)	1,000	1,254
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/34 (14)	8,000	8,809
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/35 (14)	13,900	15,346
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/35 (4)	1,310	1,639
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	2,710	3,081
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,700	1,822
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36 (2)	2,995	3,208
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,132
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/39	2,950	3,314
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/40	500	546
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/41	5,990	6,426
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/41	4,450	4,996
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/42	1,000	1,111
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/42	10,000	11,276

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Metropolitan Boston MA Transit
Parking Corp. Revenue	5.000%	7/1/31	1,000	1,106
Metropolitan Boston MA Transit
Parking Corp. Revenue	5.250%	7/1/36	7,000	7,828
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	5,680	6,065
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	2,695	2,877
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	1,760	1,879
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	1,980	2,114
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	1,990	2,125
University of Massachusetts Building
Authority Revenue	5.000%	11/1/19	2,000	2,374
University of Massachusetts Building
Authority Revenue	5.000%	5/1/38 (4)	1,615	1,792
University of Massachusetts Building
Authority Revenue	5.000%	5/1/38	2,000	2,239
University of Massachusetts Building
Authority Revenue	5.000%	11/1/39	3,000	3,412
University of Massachusetts Building
Authority Revenue	5.000%	11/1/39	6,695	7,453
Worcester MA GO	5.500%	8/15/14 (14)	280	281
Worcester MA GO	5.500%	8/15/15 (14)	240	241
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,077,769
Guam (0.4%)
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	4,500	4,803

Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/14 (Prere.)	1,000	1,017
Total Tax-Exempt Municipal Bonds (Cost $1,028,089)				1,083,589
Other Assets and Liabilities (0.4%)
Other Assets				14,747
Liabilities				(10,440)
				4,307
Net Assets (100%)
Applicable to 101,083,178 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,087,896
Net Asset Value Per Share				$10.76

Massachusetts Tax-Exempt Fund

At May 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,029,655
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,780
Unrealized Appreciation (Depreciation)
Investment Securities	55,500
Futures Contracts	(39)
Net Assets	1,087,896
See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $6,065,000, representing 0.6% of net assets.
2 Adjustable-rate security.
3 Securities with a value of $351,000 have been segregated as initial margin for open futures contracts.
4 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2014.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2014
($000)
Investment Income
Income
Interest	18,049
Total Income	18,049
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative	653
Marketing and Distribution	108
Custodian Fees	8
Shareholders’ Reports	5
Total Expenses	821
Net Investment Income	17,228
Realized Net Gain (Loss)
Investment Securities Sold	3,491
Futures Contracts	(240)
Realized Net Gain (Loss)	3,251
Change in Unrealized Appreciation (Depreciation)
Investment Securities	44,863
Futures Contracts	(39)
Change in Unrealized Appreciation (Depreciation)	44,824
Net Increase (Decrease) in Net Assets Resulting from Operations	65,303

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,228	34,365
Realized Net Gain (Loss)	3,251	8,727
Change in Unrealized Appreciation (Depreciation)	44,824	(97,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,303	(54,757)
Distributions
Net Investment Income	(17,228)	(34,365)
Realized Capital Gain	—	—
Total Distributions	(17,228)	(34,365)
Capital Share Transactions
Issued	106,089	206,683
Issued in Lieu of Cash Distributions	12,156	24,610
Redeemed	(79,740)	(267,510)
Net Increase (Decrease) from Capital Share Transactions	38,505	(36,217)
Total Increase (Decrease)	86,580	(125,339)
Net Assets
Beginning of Period	1,001,316	1,126,655
End of Period	1,087,896	1,001,316
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.27	$11.13	$10.41	$10.15	$10.19	$9.44
Investment Operations
Net Investment Income	.175	.340	.349	.366	.386	.401
Net Realized and Unrealized Gain (Loss)
on Investments	.490	(.860)	.720	.260	(.040)	.750
Total from Investment Operations	.665	(.520)	1.069	.626	.346	1.151
Distributions
Dividends from Net Investment Income	(.175)	(. 340)	(. 349)	(. 366)	(. 386)	(. 401)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.175)	(. 340)	(. 349)	(. 366)	(. 386)	(. 401)
Net Asset Value, End of Period	$10.76	$10.27	$11.13	$10.41	$10.15	$10.19

Total Return[1]	6.53%	-4.71%	10.41%	6.32%	3.41%	12.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,088	$1,001	$1,127	$942	$983	$939
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.36%	3.21%	3.22%	3.61%	3.75%	4.02%
Portfolio Turnover Rate	30%	36%	13%	13%	18%	15%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and for the period ended May 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Massachusetts Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2014, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,083,589	—
Futures Contracts—Assets[1]	14	—	—
Total	14	1,083,589	—
1 Represents variation margin on the last day of the reporting period.

Massachusetts Tax-Exempt Fund

D. At May 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(131)	(16,443)	(39)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At May 31, 2014, the cost of investment securities for tax purposes was $1,028,560,000. Net unrealized appreciation of investment securities for tax purposes was $55,029,000, consisting of unrealized gains of $57,136,000 on securities that had risen in value since their purchase and $2,107,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2014, the fund purchased $171,545,000 of investment securities and sold $146,149,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	May 31, 2014	November 30, 2013
	Shares	Shares
	(000)	(000)
Issued	10,123	19,417
Issued in Lieu of Cash Distributions	1,156	2,333
Redeemed	(7,658)	(25,509)
Net Increase (Decrease) in Shares Outstanding	3,621	(3,759)

H. Management has determined that no material events or transactions occurred subsequent to May 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	11/30/2013	5/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,065.31	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.13	0.81
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Massachusetts Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1682 072014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 17, 2014

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 17, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.